UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 17, 2006
Gen-Probe Incorporated
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31279	33-0044608
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

10210 Genetic Center Drive
	San Diego, CA	92121
	(Address of Principal Executive Offices)	(Zip Code)

(858) 410-8000
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
SIGNATURE

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     (b) On December 17, 2006, Brian A. McNamee, M.B.B.S., a director of Gen-Probe Incorporated (the “Company”), informed the Company that he would not stand for re-election at the Company’s 2007 Annual Meeting of Stockholders. Dr. McNamee, resident in Australia, indicated his decision was prompted by the increasing demands on his time as Chief Executive Officer of CSL Ltd., a global biopharmaceutical company, and personal commitments. Dr. McNamee has served as a director of the Company since September 2002.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2006	GEN-PROBE INCORPORATED
	By:	/s/ R. William Bowen
R. William Bowen
Vice President, General Counsel and Corporate Secretary